UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): September 4, 2019
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URSTADT BIDDLE PROPERTIES INC.
(Exact Name of Registrant as Specified in Charter)
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STATE OF MARYLAND (State or Other Jurisdiction of Incorporation)	1-12803 (Commission File Number)	04-2458042 (I.R.S. Employer Identification No.)

321 Railroad Avenue, Greenwich, CT (Address of Principal Executive Offices)	06830 (Zip Code)

(203) 863-8200
(Registrant's telephone number, including area code)
N/A
(Former Name or Former address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, par value $.01 per share	UBP	New York Stock Exchange

Class A Common Stock, par value $.01 per share	UBA	New York Stock Exchange

6.75% Series G Cumulative Preferred Stock	UBPPRG	New York Stock Exchange

6.25% Series H Cumulative Preferred Stock	UBPPRH	New York Stock Exchange

Common Stock Rights to Purchase Preferred Shares	N/A	New York Stock Exchange

Class A Common Stock Rights to Purchase Preferred Shares	N/A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 4, 2019, Willis H. Stephens, Jr. was appointed a member of the Board of Directors (the "Board") of Urstadt Biddle Properties Inc. ("Company") to fill a vacancy created by the recent passing of Mr. George Lawrence.  Mr. Stephens will serve as a Class III director until the next annual meeting of stockholders in 2020, and will also serve on the Nominating and Corporate Governance Committee of the Board.  Pursuant to the Board's standard compensation policy for non-employee directors, Mr. Stephens will receive a $30,000 annual cash retainer payable quarterly in arrears, as well as $2,200 for each meeting of the Board or committee he attends in person and $1,100 for each meeting he attends by telephone.  Each director is also annually awarded 1,200 restricted shares of common stock.

Mr. Stephens, 63, is an attorney who has been in private practice for forty years with a concentration in real estate transactions, land use development and litigation.  He has served as the Town Attorney for the Town of Southeast, New York since 2007, advising the town on, among other things, municipal, zoning, planning, labor and employment, land use, litigation and transactional matters.  He has also been a member of The Stephens Law Firm, PLLC since 2006 and serves, among other things, as General Counsel for the United Cerebral Palsy Association of Putnam and Southern Dutchess Counties, Inc.  Previously, he also served as a member of the New York State Assembly from January 1995 to December 2006.   He currently serves on several philanthropic and non-profit boards, including as a charter member of the Executive Committee of the Southeast Rotary Club, a chapter of Rotary International.  He was previously a Board Member of Citizens Environmental Research Institute and an Advisory Board Member for Trinity-Pawling School, a private preparatory school.

There are no arrangements between Mr. Stephens and any other person pursuant to which Mr. Stephens was appointed as a director, nor are there any transactions to which the Company is or was a participant and in which Mr. Stephens has a material interest subject to disclosure under Item 404(a) of Regulation S-K.

A copy of the press release announcing the appointment of Mr. Stephens to the board of directors of the Company is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.
(a)	Not applicable
(b)	Not applicable
(c)	Not applicable.
(d)	The following exhibit is furnished as part of this report:
Press release dated September 4, 2019 is filed as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: September 4, 2019	URSTADT BIDDLE PROPERTIES INC.
(Registrant)

/s/ John T. Hayes
John T. Hayes
Senior Vice President & Chief Financial Officer